UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2022

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge
Irving, Texas 75038
(Address of principal executive offices and zip code)
(972) 444-9001
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.         ☐

Item 2.02    Results of Operations and Financial Condition
Explanatory note: Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information for the three and six months ended June 30, 2022 regarding (i) the impact to results of operations related to changes in the fair value of derivative instruments and certain other information regarding its derivative instruments, (ii) the impact to results of operations from the change in fair value of the Company's investment in affiliate, (iii) the net effect of third party purchases and sales of oil, gas and diesel on its results of operations, (iv) an operations update and (v) the weighted average basic and diluted shares outstanding.
Derivative Activity
The following table summarizes the net derivative results that the Company expects to report in its earnings for the three and six months ended June 30, 2022:

	Three Months Ended June 30, 2022	Six Months Ended June 30, 2022
	(in millions)
Noncash changes in fair value:
Oil derivative gain (loss), net	$1	$(2)
Gas derivative gain (loss), net	71	(37)
Marketing derivative loss, net	(68)	(24)
Total noncash derivative gain (loss), net	4	(63)

Net cash payments on settled derivative instruments:
Oil derivative payments	(1)	(2)
Gas derivative payments, net	(74)	(129)
Marketing derivative payments	(17)	(29)
Total cash payments on settled derivative instruments, net	(92)	(160)
Total derivative loss, net	$(88)	$(223)
Marketing Derivatives
In April 2022, the Company increased its marketing derivative positions by entering into two long-term marketing contracts to purchase and simultaneously sell (i) 40 thousand barrels of oil per day beginning May 1, 2022 and ending April 30, 2027 and (ii) 30 thousand barrels of oil per day beginning August 1, 2022 and ending July 31, 2027.
The price the Company pays to purchase the oil volumes under the purchase contract is based on a Midland WTI price and the price the Company receives for the oil volumes sold is a weighted average sales price that a non-affiliated counterparty receives for selling oil through a Gulf Coast storage and export facility at prices that are highly correlated with Brent oil prices during the same month of the purchase.
Investment in Affiliate
The Company owns 16.6 million shares of ProPetro Holding Corp. ("ProPetro"), which is measured on a recurring basis at fair value. The Company expects to report a noncash loss of $65 million and a noncash gain of $32 million on its investment in ProPetro for the three and six months ended June 30, 2022, respectively.
Sales of Purchased Commodities
The Company enters into pipeline capacity commitments in order to secure available oil, NGLs and gas transportation capacity from the Company's areas of production, and secure diesel supply from the Gulf Coast to the Company's operations in the Permian Basin. The Company enters into purchase transactions with third parties and separate sale transactions with third parties to diversify a portion of the Company's oil and gas sales to (i) Gulf Coast refineries, (ii) Gulf Coast and West Coast gas markets and (iii) international oil markets, and to satisfy unused gas pipeline capacity commitments. The Company expects the net earnings effect of third party purchases and sales of oil, gas and diesel for the three and six months ended June 30, 2022 to result in a loss of $16 million and a gain of $49 million, respectively.
Operations Update
The Company’s production during the three months ended June 30, 2022 is expected to average 348 thousand barrels of oil per day and 643 thousand barrels of oil equivalent per day. These production volumes include the effects of prior period adjustments related to the payout of certain wells acquired in 2021 that had carried ownership interests. Without these adjustments, the Company's production for the three months ended June 30, 2022 would have been expected to average 350 thousand barrels of oil per day and 646 thousand barrels of oil equivalent per day.
Weighted Average Basic and Diluted Shares Outstanding
The components of basic and diluted weighted average shares outstanding for the three and six months ended June 30, 2022 are as follows:

	Three Months Ended June 30, 2022	Six Months Ended June 30, 2022
	(in millions)
Basic weighted average shares outstanding	242	242
Convertible notes dilution (a)	13	13
Diluted weighted average shares outstanding	255	255
_____________________
(a)Diluted weighted average common shares outstanding includes the dilutive effect had the Company's convertible notes been converted at the beginning of the three and six months ended June 30, 2022. If converted by the holder, the Company may settle in cash, shares of the Company's common stock or a combination thereof, at the Company's election.

Item 7.01    Regulation FD Disclosure
The Company's open commodity oil and gas derivative positions as of July 21, 2022 are as follows:

	2022
	Third Quarter	Fourth Quarter
Average daily oil production associated with derivatives (Bbl):
Midland/WTI basis swap contracts:
Volume (a)	26,000	26,000
Price differential	$0.50	$0.50
Average daily gas production associated with derivatives (MMBtu):
Dutch TTF swap contracts:
Volume	30,000	30,000
Price	$7.80	$7.80
____________________
(a)The referenced basis swap contracts fix the basis differentials between the index price at which the Company sells a portion of its Midland Basin oil and the WTI index price.

Additionally, as of July 21, 2022, the Company has outstanding derivative contracts for 3,000 Bbls per day of Brent basis swaps for January 2024 through December 2024 production. The basis swap contracts fix the basis differential between the WTI index price and the Brent index price at a weighted average of $4.33.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices; product supply and demand; the impact of a widespread outbreak of an illness, such as the COVID-19 pandemic, on global and U.S. economic activity and oil and gas demand; the impact of armed conflict and political instability on economic activity and oil and gas supply and demand; competition; the ability to obtain drilling, environmental and other permits and the timing thereof; the effect of future regulatory or legislative actions on Pioneer or the industry in which it operates, including potential changes to tax laws; the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms; potential liability resulting from pending or future litigation; the costs, including the potential impact of increases due to inflation and supply chain disruptions, and results of drilling and operating activities; the risk of new restrictions with respect to development activities, including potential changes to regulations resulting in limitations on the Company's ability to dispose of produced water; availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities; access to and availability of transportation, processing, fractionation, refining, storage and export facilities; Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled; the Company's ability to achieve its emissions reduction, flaring and other ESG goals; access to and cost of capital; the financial strength of counterparties to Pioneer's credit facility and derivative contracts, and purchasers of Pioneer's oil, NGL and gas production and downstream sales of purchased oil and gas; uncertainties about estimates of reserves; identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying forecasts, including forecasts of production, operating cash flow, well costs, capital expenditures, rates of return, expenses and cash flow from downstream purchases and sales of oil and gas, net of firm transportation commitments; tax rates; quality of technical data; environmental and weather risks, including the possible impacts of climate change on the Company's operations and demand for its products; cybersecurity risks; the risks associated with the ownership and operation of the Company's water services business and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and other filings with the United States Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Christopher L. Washburn
Christopher L. Washburn
Interim Chief Accounting Officer

Date:	July 21, 2022